Intangible Assets, Net - Schedule of Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2020 CNY (¥)	Mar. 31, 2020 USD ($)	Mar. 31, 2019 CNY (¥)
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2021	¥ 357,938
2022	351,892
2023	72,381
2024	19,562
2025	2,485
Thereafter	8,753
Net Carrying Amount	¥ 813,011	$ 114,819	¥ 1,001,967